UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 10, 2011

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed with the Commission on January 6, 2011 (the “January 6, 2011 Form 8-K”), Pro-Pharmaceuticals, Inc., a Nevada corporation (the “Company”), entered into Subscription and Suitability Agreements (“Subscription Agreements”), pursuant to which the Company sold an aggregate of 212 shares of the Company’s Series C Super Dividend Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”).

Subsequent to filing the January 6, 2011 Form 8-K, and as of January 10, 2011, the Company entered into additional Subscription Agreements pursuant to which it issued and sold an aggregate of 13 shares of Series C Preferred Stock (the “Shares”) for $10,000 per share, resulting in gross proceeds of $130,000. The terms and conditions of the Subscription Agreement and the Certificate of Designation of Preferences, Rights and Limitations of Series C Super Dividend Convertible Preferred Stock (the “Certificate of Designation”) were disclosed in the January 6, 2011 Form 8-K including the exhibits thereto.

The description of the Subscription Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 in the January 6, 2011 Form 8-K. The description of the Series C Preferred Stock is not complete and is also qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 in the January 6, 2011 Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report is incorporated by reference into this item 3.02. There were no underwriting discounts or commissions associated with the sale of the Shares referenced herein.

The Shares were sold in reliance on the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See Page 2.

Exhibit No.	Description

3.1*	Certificate of Designation of Preferences, Rights and Limitations of Series C Super Dividend Convertible Preferred Stock.

10.1*	Form of Subscription and Suitability Agreement dated December 30, 2010 between the Company and Purchasers.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/S/ ANTHONY SQUEGLIA
Name:	Anthony Squeglia
Title:	Chief Financial Officer

Date: January 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Certificate of Designation of Preferences, Rights and Limitations of Series C Super Dividend Convertible Preferred Stock.

10.1*	Form of Subscription and Suitability Agreement dated December 30, 2010 between the Company and Purchasers.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on January 6, 2011